SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 29, 1994
                                                 (June 1, 1994)



                      Hibernia Corporation
       (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294                72-0724532
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5332

Item 5.   Other Events.

     On June 1, 1994, the Registrant announced that it had agreed to merge with Pioneer Bancshares Corporation, headquartered in Shreveport, Louisiana, subject to the satisfaction of certain conditions, including receipt of required approvals.


                          EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

 28.18              News Release issued by the Registrant
                    on June 1, 1994                       3


                            SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                        (Registrant)


Date:     June 29, 1994            By:  s/RONALD E. SAMFORD, JR.
                                        Ronald E. Samford, Jr.
                                        Chief Accounting Officer